UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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BEMIS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Bemis Company, Inc. (“Bemis”) has entered into a Transaction Agreement, dated as of August 6, 2018, with Amcor Limited, Arctic Jersey Limited, and Arctic Corp., relating to a proposed business combination that is expected to be submitted to a vote of Bemis’s shareholders.

Bemis is filing this Schedule 14A to file the following communications materials which may be deemed soliciting materials under Rule 14a-12 under the Exchange Act with respect to such vote.

EXHIBIT INDEX

No.	Description

99.1	Investor Briefing Presentation dated November 2, 2018

Exhibit 99.1

Our vision: A passionate commitment to the growth and success of our customers will make Bemis the clear choice for inspired packaging solutions INVESTORBRIEFING November 2018 NYSE: BMS

BEMIS: INSPIRED PACKAGING SOLUTIONS We are: a leading solution-provider of flexible and semi-rigid plastic packaging a strong global business with a long-term focus a S&P Dividend Aristocrat with 35 consecutive years of annual dividend increases committed to creating long-term, sustainable shareholder value 16,000 employees BMS NYSE ticker Neenah, WI headquarters 1858 established 2 Leading technologies. Broad product line. Global size & scale.

POSITIONING BEMIS FOR SUCCESS fix, strengthen, grow 3 Agility provides near-term profit improvements (“fix”) and creates the foundation for growth & success (“strengthen & grow”)

RESTRUCTURING AND COST SAVINGS PLAN Bemis’ Agility includes our $65 million cost savings plan ($ in millions) $65targetedsavings $110-$125 cost, of which $75-$85 is cash Savings timeline: $4.1 in 2017; $35 in 2018; remainder in 2019 Savings include: transportation, travel) *One additional plant closure (for a total of 5) announced with the closure of the Shelbyville, TN facility; business from this one facility will cease and not be transferred to existing facilities. 4 This plan improves efficiency & profitability, properly aligns our fixed cost structure, and positions Bemis for long-term success $8 other costs (examples include: storage, $35 500 administrative positions $5 consolidation of certain office space $17 4 plant closures (business moved to other facilities*)

AGILITY – STRENGTHEN & GROW We are aligning our people, processes, and assets to excel in short-run business and non-food applications. Our pilots are underway with: a managed product portfolio a streamlined set of “core specs” to simplify decision-making a quick quoting procedure to better serve the timeline & needs of customers sales & customer service associates supporting equipment dedicated to servicing short-runs 5 Actions during 2018 lay the foundation for future growth

2018 GUIDANCE ($ in millions, except per share amounts) 2017 Actual 2018 Guidance* *Guidance as of October 25,2018 Note: 2018 Cash from Ops includes ~$60 of cash restructuring, transaction, and other costs 6 $379 Cash from ops $410 - $430 $189 CAPEX $150 - $160 $2.39 Adj EPS $2.77 - $2.82

2018 PERFORMANCE (Q3 YTD) Solid YTD performance in 2018 operating performance in-line with management’s internal expectations • Strong improvement vs. the prior Q3 YTD: • • • Adjusted EPS increased 18.2% Adjusted Operating profit increased ~$20 million Margin expansion in Latin America and RoW segments • • Latam driven by cost-out and Agility plans RoW driven by growth in healthcare packaging and strong operational performance • All • aspects of Agility are on pace – Fix, Strengthen, Grow On track to meet 2018 Agility cost savings target of $35 million (as part of multi-year program totaling $65million) On track to meet 2018 “strengthen & grow” target of an incremental $25 million revenue from short-run business in the U.S. • 7

PROPOSED COMBINATION WITH AMCOR Creating the global leader in consumer packaging… For more details on this transaction, refer to the August 6 Investor Presentation and other information on bemis.com 8 Stronger value proposition for customers, employees, and the environment Greater depth of management talent Continued strong commitment to environmental sustainability Comprehensive global footprint Best-in-class operating & innovation capabilities Increased exposure to attractive end markets & product segments Greater scale to better serve customers in every region

PROPOSED COMBINATION WITH AMCOR Bemis shareholders have the opportunity to benefit from: • A significant dividend increase • New Amcor expects to maintain Amcor’s current dividend, equivalent to $2.29 per share annually post transaction close – an increase from Bemis’ current strong annual dividend of $1.24 • Value creation driven by synergies • • $180 million cost synergies identified (in addition to Bemis’ Agility plan) Potential additional revenue synergies Anticipated transaction close in Q1 2019, after regulatory and shareholder approvals • All internal workstreams supporting regulatory filings & integration planning are on pace to expectations Until transaction close, Bemis remains an independent company that will continue to focus on serving its customers well and delivering its operating plans • For more details on this transaction, refer to the August 6 Investor Presentation and other information on bemis.com 9

POSITIONED FOR LONG-TERM SUCCESS 10 transformational combination with Amcor anticipated transaction close Q1 2019 global pipeline of accretive projects innovation pipeline and asset recapitalization program robust cash flow commitment to return FCF to shareholders profit improvement plan underway multiple contributors strong management & aligned board committed to creating long-term shareholder value

[LOGO]

APPENDIX:OURBUSINESS

WHERE WE OPERATE 54 FACILITIES 12 COUNTRIES ~16,000 EMPLOYEES WORLDWIDE $4.0B 2017 REVENUE Facility and employee information as of October 25, 2018 13

BEMIS COMPANY – PURE PACKAGING ($ in millions, 2017 net sales) U.S. Packaging $2,626 Latin America Packaging $711 Rest of World Packaging $709 *Healthcare includes medical device and pharmaceutical business in the U.S., Europe, and Asia 14 HEALTHCARE* EUROPE ASIA-PACIFIC LATIN AMERICA NORTH AMERICA

OUR CUSTOMERS Why customers choose Bemis: Reliable supply; quality product Technology leader with differentiated product Global breadth & scale Longevity & financial stability 15 Broad customer base spanning from large CPGs to small, regional brands

OUR PRIMARY MANUFACTURING PROCESSES vertical integration… compounding & extrusion (unique, high-tech processes) slitting / rewinding printing laminating technology. service. scale. *Additional core processes include: manufacturing rigid plastic parts, metallizing, bagging, pouching, value-added services, and others 16

LOWERING OUR COST POSITION Capital expenditures focused on recapitalization expand margins  - “Recap” focused on U.S. converting equipment such as printing presses and slitters/rewinders New equipment has: - • • • Faster run speeds Lower waste Quicker change-overs between jobs - “Immediate” financial benefit upon displacing old equipment and running existing business on new machines “Recap” assets also further support short-run business and the Strengthen & Grow aspects of Agility - Agility’s “Fix” reduces fixed costs  - - Integrating the cost-out mindset into the “DNA” of Bemis PMO ensures accountability fix, strengthen, grow 17

INNOVATION IS A KEY STRENGTH Bemis is a technology leader  - Proprietary & patented film structures Bemis’ Research & Development team:  - Creates high performing structures for packaging solutions that meet our customers’ needs • Shelf-life extension –Protection from external forces (such as UV light & oxygen) Food Safety Freshness Point of difference at retail shelf Consumer convenience • • • • Illustrative example - Reduces cost of existing structures • • • Material substitutions Lightweighting Optimizing manufacturing efficiency 18

THE FLEXIBLE PACKAGING SPACE How we succeed… . Innovation & sophistication focus innovation Recapitalization the accelerate growth big continuously middle improve . 19 , scale, service

OUR SUSTAINABILITY COMMITMENT 20 Economic Sustainability Delivering value to stakeholders Operating for the long term with a sustainable business philosophy Contributing to the economic stability of our communities Environmental Sustainability Reducing food waste Developing sustainable packaging solutions Minimizing manufacturing waste Reducing our impact on the planet Social Sustainability Prioritizing employee safety Supporting programs that promote health and well-being in our communities Providing a positive workplace with opportunities for growth and success

OUR LEADERSHIP 21 *See bemis.com for information on the entire Bemis leadership team Committed to creating long-term shareholder value Bill Austen, President & CEO Driven leader focused on improving Bemis’ financial performance, helping customers succeed, and creating a high-performance culture •Named CEO August 2014 •Prior 14 years at Bemis: various leadership roles, including leading Bemis’ expansion into Asia •Prior experience includes 20 years in leadership roles at General Electric •Bachelor of Engineering degree in Marine Engineering from the State University of New York Maritime College; Master’s degree in Engineering Administration from George Washington University Mike Clauer, SVP & CFO Disciplined leader focused on creating value and influencing change •Named CFO December 2014 •Prior experience includes BWAY, Apogee Enterprises, Budget Group, and PepsiCo •Bachelor of Science degree in Accounting from California State Polytechnic University in Pomona, California •Licensed Certified Public Accountant (CPA)

ACCOMPLISHMENTS IN POSITIONING BEMIS FOR LONG-TERM SUCCESS 22 Established new leadership in Latin American, Healthcare, and U.S. businesses Invested in the asset recapitalization program that allows profitable pursuit of markets in the U.S. that are growing Took out $140 million of working capital & implemented processes to hold it Established a framework to return FCF to shareholders, resulting in over $700 million of value returned through dividends & share repurchase since 2015 Acquired & integrated Emplal, Steripack, and Evadix to global portfolio Launched Agility in 2017 to fix, strengthen, and grow Bemis Company

THE CLEAR CHOICE FOR HEALTH & WELLNESS Freshness Less preservatives  more sophisticated packaging Healthy snacking in a one-handed world 23

THE CLEAR CHOICE FOR SUSTAINABILITY Extend shelf life To reduce food waste Provide recyclable options example: Bemis Encore™ films Reduce material weight & volume Reduce & reuse in-process waste 24

THE CLEAR CHOICE FOR SUSTAINABILITY Reduce material weight& volume Flexibles replace metal can Reduce material Flexibles replace blow-molded bottles  70% less plastic 25

THE CLEAR CHOICE FOR SOPHISTICATION & DIFFERENTIATION “Display” Shelf appeal & impression 26

THE CLEAR CHOICE FOR FOOD SAFETY Food Safety Heightened consumer awareness Evolving Food Regulations 27

THE CLEAR CHOICE FOR HEALTHCARE Need for zero defects Value Proposition 28 Consistent quality creates value “To meet new market expectations, BD will be deploying a Policy of Zero Escapes across all our supplier base this year.” –Sam Machour, VP Quality Mgmt

THE CONVERSION TO FLEXIBLE PACKAGING 29 The speed of conversion… Driven by customers' filling line reinvestment The demand for flexible packaging… Logistics savings Shelf appeal & billboard Less waste at the grocer

RETURNING CASH TO SHAREHOLDERS Over $1b of value returned to shareholders ($ in millions) $350 $300 $250 $200 $150 $100 $50 $0 2013 2014 2015 Share Repurchases 2016 2017 Dividends FCF 30 $152 $150 + Emplal acquisition $144 + Steripack acquisition $104 + Evadix acquisition $77 $111 $110 $114 $108 $108

APPENDIX:SUPPLEMENTAL INFO

RECONCILIATION OF EARNINGS PER SHARE 2018 2017 2016 Q1 Q2 Q3 YTD Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Diluted earnings per share, as reported $ 0.52 $ 0.51 $ 0.63 $ 1.66 $ 0.55 $ 0.30 $ 0.61 $ (0.44) $ 1.02 $ 0.59 $ 0.53 $ 0.72 $ 0.64 $ 2.48 Non-GAAP adjustments per share, net of taxes Restructuring and related costs Goodwill impairment charge Pension settlement charge Tax reform Other charges 0.11 0.17 0.05 0.33 0.03 0.18 0.09 0.12 1.59 0.08 (0.74) 0.02 0.42 1.59 0.08 (0.74) 0.02 0.09 0.03 0.04 0.16 0.09 0.09 0.01 0.05 (0.01) 0.05 Diluted earnings per share, as adjusted $ 0.63 $ 0.68 $ 0.77 $ 2.08 $ 0.58 $ 0.48 $ 0.70 $ 0.63 $ 2.39 $ 0.60 $ 0.67 $ 0.75 $ 0.67 $ 2.69 32

RECONCILIATION OF NON-GAAP ROIC AND EBITDA Three Months Ended 12 months ended September 30, 2018 September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 Income taxes 17.2 14.0 14.9 (104.0) (57.9) Other non-operating (income) expense(3) (0.5) (0.7) (0.9) 8.5 6.4 Restructuring and other costs(3) 16.1 21.0 13.4 19.3 69.8 Adjusted EBIT(3) (a) 109.2 99.7 93.9 96.8 399.6 Adjusted EBITDA(3) $ 150.0 $ 142.2 $ 137.1 $ 139.1 $ 568.4 Average Invested Capital(1) (b) $ 2,686.0 Adjusted ROIC (a * (1 - c) / b) 11.3% Three Months Ended 12 months ended September 30, 2017 September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 Income taxes 26.4 13.1 23.2 29.2 91.9 Other non-operating (income) expense(3) (1.7) (1.4) (1.9) 1.3 (3.7) Restructuring and other costs 12.9 23.8 4.4 3.8 44.9 Depreciation and amortization 42.5 43.2 41.8 40.7 168.2 Assumed tax rate(2) (c) 24.0% 33 Adjusted ROIC (a * (1 - c) / b) 10.9% Average Invested Capital(1) (b) $2,746.0 Adjusted EBITDA(3) $152.4 $122.7 $134.6 $151.2 $560.9 Adjusted EBIT(3) (a) 109.9 79.5 92.8 110.5 392.7 Earnings before interest and taxes (EBIT)(3) 97.0 55.7 88.4 106.7 $347.8 Interest expense 16.7 16.0 16.0 15.7 64.4 Net income $55.6 $28.0 $51.1 $60.5 $195.2 Assumed tax rate(2) (c) 24.0% Depreciation and amortization 40.8 42.5 43.2 42.3 168.8 Goodwill impairment charge — — — 196.6 196.6 Earnings before interest and taxes (EBIT)(3) 93.1 78.7 80.5 (119.1) 133.2 Interest expense 18.9 18.7 18.9 17.1 73.6 Net income (loss) $57.5 $46.7 $47.6 $(40.7) $111.1

SAFE HARBOR STATEMENT This presentation includes forward-looking statements within the meaning of the Safe Harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to the expected future performance of the company and its objectives, expectations, and intentions for the future. These forward-looking statements are based on the current beliefs and expectations of Bemis Company’s management and are subject to risks and uncertainties. The forward-looking statements speak only as of the date of this presentation, and Bemis Company does not undertake to update such statements to reflect changes that occur after that date. There are a number of factors that could cause actual results to differ from those set forth in the forward-looking statements. These factors include, but are not limited to: general economic conditions, competitive conditions in our markets, and changes in governmental regulation. These and other risks, uncertainties, and assumptions are identified from time to time in our filings with the Securities and Exchange Commission including our most recent Annual Report on form 10-K and our quarterly reports on Form 10-Q. Such reports are available on the website of the Securities and Exchange Commission (www.sec.gov). 34

LEGAL DISCLOSURES No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Important Additional Information Will Be Filed with the SEC In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions, and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor, and New Amcor through the SEC’s website (www.sec.gov). Participants in the Solicitation Bemis, Amcor, New Amcor, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2018, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC. 35

36 Erin M. Winters Director of Investor Relations Bemis Company, Inc. 2301 Industrial Drive Neenah, WI 54956 Tel: -1.920.527.5288 emwinters@bemis.com www.bemis.com